UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012

Lorillard, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34097	13-1911176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Green Valley Road

Greensboro, North Carolina 24708-7018

(Address of principal executive offices, including zip code)

(336) 335-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 13, 2012, Lorillard, Inc. (“Lorillard” or the “Company”) issued a press release announcing that its Board of Directors has declared a three-for-one stock split of Lorillard common stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).

In addition, the Company will be participating in the Morgan Stanley Global Consumer & Retail Conference in New York, New York on November 13, 2012, from 2:10 p.m. to 2:45 p.m. Eastern Time. The presentation will be broadcast live over the Internet under the Investor Relations section of the Company’s website at www.lorillard.com. A copy of the slide presentation for the conference is furnished as Exhibit 99.2 to this Form 8-K.

The information under Item 7.01 and in Exhibits 99.1 and 99.2 in this Form 8-K are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Lorillard, Inc. press release dated November 13, 2012.

99.2	Lorillard, Inc. slide presentation dated November 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORILLARD, INC.
(Registrant)

By:	/s/ David H. Taylor
David H. Taylor
Executive Vice President, Finance and Planning and Chief Financial Officer

Dated: November 13, 2012